INCOME TAXES	12 Months Ended
Dec. 31, 2023
Major components of tax expense (income) [abstract]
INCOME TAXES

7.	INCOME TAXES

Certain of the Company's subsidiaries are tax resident in Cyprus, Singapore, China, Norway and the United Kingdom and are subject to income tax in their respective jurisdictions. Such taxes are not material to our consolidated financial statements and related disclosures for the years ended December 31, 2023, 2022 and 2021.

Cyprus
Under the provisions of Cyprus tax laws, such income shall be included in the estimation of taxable income to be taxed at the rate of 12.5%.

In line with the Cypriot tonnage tax system, the Company pays tax calculated on the basis of the net tonnage of the qualifying vessels the Company owns, charters or manages. The option for tonnage tax is valid for ten years. Tonnage tax payable in relation to our vessel owning subsidiaries are recorded as ship operating expenses in the Consolidated Statements of Profit or Loss.
On October 3, 2023, the Cyprus Ministry of Finance initiated a public consultation to incorporate the EU Directive, aimed at establishing a global minimum tax level for multinational and large-scale domestic enterprise groups, into national legislation. This EU Directive, originating from the OECD/G20 BEPS Pillar Two Model Rules on December 14, 2022, seeks to ensure fair taxation practices internationally. Following the completion of the consultation phase on October 31, 2023, the proposed legislation has been forwarded to the Cyprus House of Parliament for approval and as of December 31, 2023 and the date of these financial statements the legislation has not been approved. The anticipated ratification of the bill in 2024 will see its provisions become retroactively effective from January 1, 2024 and it will be applicable to the Company. Management is currently evaluating the potential implications of the draft bill on the Company's operations and financial statements.

United States
For the three years ended December 31, 2023, the Company did not accrue U.S. income taxes as the Company is not engaged in a U.S. trade or business and is exempted from a gross basis tax under Section 883 of the U.S. Internal Revenue Code.

Under Section 863(c)(2)(A) of the Internal Revenue Code, 50% of all transportation revenue attributable to transportation which begins or ends in the United States shall be treated as from sources within the United States where no Section 883 exemption is available. Such revenue is subject to 4% tax. No revenue tax has been recorded in voyage expenses and commissions in the year ended December 31, 2023 (2022: nil, 2021: nil).

The Company does not have any unrecognized tax benefits, material accrued interest or penalties relating to income taxes.

Other Jurisdictions
In the year ended December 31, 2021, the Company received a distribution from Den Norske Krigsforsikring for Skib (“DNK”), the Norwegian Shipowners Mutual War Risk Insurance Association, in the amount of $17.9 million which was subject to withholding tax of $4.5 million which the Company recognized as income tax expense in the year ended December 31, 2021.